SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT: September 18, 2003

(Date of earliest event reported)

______________________________

Electric Aquagenics Unlimited, Inc.

(Exact name of registrant as specified in its charter)

               UTAH

333-86830

       87-0654478

        (State or other jurisdiction of

    Commission File Number

     (I.R.S. Employer

        incorporation)

     Identification Number)

1464 West 40 South, Suite 200

Lindon, Utah

84042

        (Address of principal executive offices)

          (Zip Code)

Registrant's telephone number, including area code:  (801) 443-1031

  N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On September 18, 2003, the Company issued a press release announcing it has entered into an agreement with Zerorex Franchising System, Inc. (ZFS) to place its specialized water generators into ZFS’s revolutionary carpet cleaning system under an exclusive licensing arrangement.  On September 18, 2003 the Company issued a press release announcing that it has entered into an agreement with Aquasafe Enviro Recovery, Inc. (AER) which will allow AER to market a specialized water generator to the mold and sewer remediation industry under an exclusive licensing arrangement. Attached as Exhibit 99.1 is a copy of the press release issued on September 18, 2003 regarding the licensing arrangement with ZFS, and attached as Exhibit 99.2 is a copy of the press release issued on September 18, 2003 regarding the licensing arrangement with AER.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit

Description

  99.1

Press Release issued by Electric Aquagenics Unlimited, Inc. on September 18, 2003 regarding licensing arrangement with ZFS

  99.2

Press Release issued by Electric Aquagenics Unlimited, Inc. on September 18, 2003 regarding licensing arrangement with AER

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

September 18, 2003

ELECTRIC AQUAGENICS UNLIMITED, INC.

By:    /s/  Gaylord M. Karren

Name:

Gaylord M. Karren

Title:

Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER

DESCRIPTION

99.1

Press Release dated September 11, 2003

99.2

Press Release dated September 11, 2003